UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 23, 2012

NABORS INDUSTRIES LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-32657	98-0363970
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Crown House 4 Par-la-Ville Road Second Floor Hamilton, HM08 Bermuda	N/A
(Address of principal executive offices)	(Zip Code)

(441) 292-1510

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02          Results of Operations and Financial Condition.

On October 23, 2012, we issued a press release announcing our results of operations for the three-and nine-month periods ending September 30, 2012. A copy of that release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The press release includes forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Such forward-looking statements are subject to risks and uncertainties, as disclosed from time to time in our filings with the Securities and Exchange Commission. As a result of these factors, our actual results may differ materially from those indicated or implied by such forward-looking statements.

We also presented in the press release “non-GAAP” financial measures under Regulation G. We presented our adjusted income (loss) derived from operating activities and adjusted income (loss) from continuing operations, net of tax for all periods presented in the release. The components of adjusted income (loss) derived from operating activities and adjusted income (loss) from continuing operations, net of tax are computed by using amounts that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Adjusted income (loss) derived from operating activities is computed by subtracting direct costs, general and administrative expenses, and depreciation and amortization from Operating revenues and then adding Earnings (losses) from unconsolidated affiliates (excluding our proportionate share of full-cost ceiling test writedowns recorded by our oil and gas joint venture). As part of the press release information, we have provided a reconciliation of adjusted income (loss) derived from operating activities to income (loss) from continuing operations before income taxes, which is its nearest comparable GAAP financial measure.  Adjusted income (loss) from continuing operations, net of tax is computed by adding the adjustments of goodwill and intangible asset impairment charges; full-cost ceiling test writedowns from our oil and gas joint venture; and impairment charges to long-lived assets across multiple business units; and then subtracting acquisition-related gains and the tax benefit related to these adjustments. In addition, we provided a schedule of the non-cash charges and other non-operational items recorded during the three- and nine-month periods ending September 30, 2012 and 2011, and the three-month period ending June 30, 2012, and their earnings per share impact in calculating non-GAAP adjusted income (loss) from continuing operations, net of tax and adjusted income (loss) from continuing operations.

We included our adjusted income (loss) from continuing operations, net of tax and adjusted income (loss) derived from operating activities in the release because management evaluates the performance of our business units and the consolidated company based on several criteria, including adjusted income (loss) derived from operating activities, and because we believe these financial measures are an accurate reflection of our ongoing profitability. We included the adjusted income (loss) from continuing operations, net of tax and adjusted income (loss) from continuing operations because we believe these non-GAAP financial measures to be more indicative of our ongoing operating results and financial condition.

Item 9.01          Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABORS INDUSTRIES LTD.

Date: October 23, 2012	By:	/s/ Mark D. Andrews
Mark D. Andrews
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release